Exhibit 10.18

EXECUTION VERSION

FIFTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into effective as of December 13, 2017, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Holdings”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Agreement (as defined below) as lenders (collectively, the “Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of May 30, 2014 (as amended by the First Amendment to Term Loan Agreement dated as of April 10, 2015, the Second Amendment to Term Loan Agreement dated as of November 8, 2016, the Third Amendment to Term Loan Agreement dated as of March 1, 2017 and the Fourth Amendment to Term Loan Agreement dated as of August 10, 2017 and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made certain Term Loans to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent and the Required Lenders) agree as follows:

1.                                      Term Loan Agreement Amendments.  Effective upon the satisfaction of the conditions set forth in Section 2 below, the Term Loan Agreement is hereby amended as follows:

a.                                      The definition of “Applicable Margin” in Section 1.1 of the Term Loan Agreement is hereby amended by:

i.                                          Inserting the following proviso at the end of the first sentence thereof:

“; provided, further, (i) if the Specified Loan Paydown has occurred on or prior to March 31, 2018, commencing on May 30, 2019 each Applicable Margin set forth in the Pricing Grid shall be increased by 75 basis points (0.75%) per annum, with the entirety of such increase to be applied to the Margin Cash Component thereof, or (ii) if the Specified Loan Paydown has not occurred on or prior to March 31, 2018, commencing on February 28, 2019 each Applicable Margin set forth in the Pricing Grid shall be increased by 75 basis points (0.75%)

per annum, with the entirety of such increase to be applied to the Margin Cash Component thereof”

ii.                                       deleting the Pricing Grid appearing therein and inserting following Pricing Grid in lieu thereof:

Grid Leverage Ratio	Applicable Margin
Grid Leverage Ratio is greater than or equal to 5.00:1.00	The Applicable Margin shall be 11.50% per annum, of which the Margin Cash Component shall be 9.75% and the Margin PIK Component shall be 1.75%
Grid Leverage Ratio is less than 5.00:1.00 but greater than or equal to 4.50:1.00	The Applicable Margin shall be 11.00% per annum, of which the Margin Cash Component shall be 9.50% and the Margin PIK Component shall be 1.50%
Grid Leverage Ratio is less than 4.50:1.00 but greater than or equal to 4.00:1.00	The Applicable Margin shall be 10.75% per annum, of which the Margin Cash Component shall be 9.375% and the Margin PIK Component shall be 1.375%
Grid Leverage Ratio is less than 4.00:1.00 but greater than or equal to 3.50:1.00	The Applicable Margin shall be 10.25% per annum, of which the Margin Cash Component shall be 9.00% and the Margin PIK Component shall be 1.25%
Grid Leverage Ratio is less than 3.50:1.00	The Applicable Margin shall be 10.00% per annum, of which the Margin Cash Component shall be 8.875% and the Margin PIK Component shall be 1.125%

b.                                      The definition of “Consolidated EBITDA” in Section 1.1 of the Term Loan Agreement is hereby inserted by replacing the reference to “$3,000,000” in clause (b)(x)(D) therein with “$5,000,000”.

c.                                       The definition of “LIBOR” in Section 1.1 of the Term Loan Agreement is hereby amended by inserting the words “or is no longer published or in existence” immediately prior to the words “for any reason” appearing therein.

d.                                      The definition of “Maturity Date” in Section 1.1 of the Term Loan Agreement is hereby amended by replacing the reference to “May 30, 2019” therein with “May 30, 2020”.

e.                                       Clause (l) of the definition of “Permitted Indebtedness” in Section 1.1 of the Term Loan Agreement is hereby amended by replacing the reference to “$60,000,000” therein with “$55,000,000”.

f.                                        The definition of “Prepayment Premium” in Section 1.1 of the Term Loan Agreement is hereby amended by deleting the table appearing therein and inserting following table in lieu thereof:

Period	Applicable Prepayment Premium
May 1, 2016 through April 30, 2017	5.0%
May 1, 2017 through January 31, 2018	2.5%
February 1, 2018 through January 31, 2019	0.75%
February 1, 2019 and thereafter	None

g.                                       The definition of “Specified Sale Proceeds” in Section 1.1 of the Term Loan Agreement is hereby amended by inserting the following new clause (w) immediately prior to clause (x) appearing therein:

“(w) the sale of all or substantially all of the assets or equity of Xpress Internacional, S. de R.L. de C.V. solely to the extent such sale occurs on or prior to March 31, 2018,”

h.                                      Section 1.1 of the Term Loan Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“13-Week Forecast” means a projection of the cash receipts, operating disbursements, payroll disbursements, non-operating disbursements and cash balances of the Borrower and its Subsidiaries to be delivered on the last Business Day of a week for the thirteen (13)-week period commencing with the next Monday thereof.

“Average Liquidity” means, for any week, an amount equal to (i) the sum of Liquidity as determined as of the close of business for each Business Day in such week divided by (ii) the number of Business Days in such week.

“Fifth Amendment” means that certain Fifth Amendment to Term Loan Agreement, dated as of December 13, 2017, by and among the Borrower, Holdings, the Agent, and the Lenders.

“Liquidity” means the sum of all cash, Cash Equivalents and the Excess Availability (as defined in the ABL Facility as in effect on the date of the Fifth Amendment, provided, that Excess Availability shall be zero if the conditions to borrowing under Section 3.2 of the ABL Facility cannot be satisfied at the time of determination) of the Borrower and its Subsidiaries.

“Specified Loan Paydown” means, at any time after the date of the Fifth Amendment, one or more prepayments of the Loans in an aggregate principal amount equal to or greater than $30,000,000, together in each case with any accrued and unpaid interest thereon, any amounts required pursuant to Section 2.13 and Prepayment Premium thereon (if any).

i.                                          Section 2.3 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“The Borrower unconditionally promises to pay to the Agent for the account of the Term Lenders equal quarterly principal installments of the Term Loans on the last day of each March, June, September and December, commencing on December 31, 2014, each such quarterly installment to be in the amount of 0.25% of the aggregate principal amount of the Term Loans outstanding on the Closing Date; provided, however, that (i) if the Specified Loan Paydown has occurred on or prior to March 31, 2018, then commencing on September 30, 2018, each such quarterly installment shall be in the amount of 1.00% of the aggregate principal amount of the Term Loans outstanding on the Closing Date and (ii) if the Specified Loan Paydown has not occurred on or prior to March 31, 2018, then commencing on June 30, 2018, each such quarterly installment shall be in the amount of 1.875% of the aggregate principal amount of the Term Loans outstanding on the Closing Date.  The entire outstanding principal amount of the Term Loans shall be due and payable in full on the Maturity Date.

j.                                         Section 2.5(b) of the Term Loan Agreement is hereby amended by replacing the reference to “January 31, 2018” therein with “January 31, 2019”.

k.                                      Section 2.6(a)(ii) of the Term Loan Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding anything to the contrary in this Section 2.6(a)(ii), the Borrower shall pay to the Agent, as a prepayment of the Loans, the Net Cash Proceeds of the sale or other disposition of Xpress Internacional, S.A. de C.V. (together with the applicable Prepayment Premium and the interest accrued and unpaid on the Term Loans being prepaid) no later than the Business Day following the date of such sale or other disposition and, for the avoidance of doubt, the Borrower shall not reinvest such Net Cash Proceeds in a reinvestment or otherwise.”

l.                                          Section 5.17 of the Term Loan Agreement is hereby amended by:

i.                                          Inserting the following new sentence at the end of clause (c) therein:

“Such Lender Appointees may be removed as a director or restricted from attending Meetings, as applicable, by the Board only with the consent of PECM and GSO, so long as each such Person owns at least the Threshold Percentage applicable to it (and, for the avoidance of doubt, if either such Person ceases to own at least the Threshold Percentage applicable to it, consent of the other Person shall still be required, assuming such other Person still maintains at least the Threshold Percentage applicable to it), such consent not to be unreasonably withheld of delayed.”

ii.                                       Amending and restating clause (d) therein in its entirety to read as follows:

“(d)                           Commencing no later than September 30, 2014 and at all times thereafter, the Loan Parties shall cause the Board to include an independent director selected by the

Board and reasonably acceptable to the Lead Lenders (or, if no Lead Lender, the Required Lenders).  Commencing no later than February 28, 2018 and at all times thereafter, the Loan Parties shall cause the Board to include a second independent director selected by the Board and reasonably acceptable to the Lead Lenders (or, if no Lead Lender, the Required Lenders), such individual to have extensive operational expertise in the trucking industry.  Such independent directors shall have the same voting rights with respect to matters before the Board as the other directors and may be removed by the Board only with the consent of the Lead Lenders (or if no Lead Lender, the Required Lenders), such consent not to be unreasonably withheld or delayed.”

m.                                  Section 6.1 of the Term Loan Agreement is hereby amended by deleting the table appearing therein and inserting following table in lieu thereof:

Fiscal Quarter	Leverage Ratio
The Fiscal Quarter ending on June 30, 2014	5.30:1.0
The Fiscal Quarter ending on September 30, 2014	5.30:1.0
The Fiscal Quarter ending on December 31, 2014	5.10:1.0
The Fiscal Quarter ending on March 31, 2015	4.90:1.0
The Fiscal Quarter ending on June 30, 2015	4.80:1.0
The Fiscal Quarter ending on September 30, 2015	4.70:1.0
The Fiscal Quarter ending on December 31, 2015	4.60:1.0
The Fiscal Quarter ending on March 31, 2016	4.50:1.0
The Fiscal Quarter ending on June 30, 2016	4.50:1.0
The Fiscal Quarter ending on September 30, 2016	4.40:1.0
The Fiscal Quarter ending on December 31, 2016	4.65:1.0
The Fiscal Quarter ending on March 31, 2017	4.80:1.0
The Fiscal Quarter ending on June 30, 2017	4.75:1.0
The Fiscal Quarter ending on September 30, 2017	4.75:1.0
The Fiscal Quarter ending on December 31, 2017	4.85:1.0
The Fiscal Quarter ending on March 31, 2018	4.85:1.0
The Fiscal Quarter ending on June 30, 2018	4.75:1.0
The Fiscal Quarter ending on September 30, 2018	4.55:1.0
The Fiscal Quarter ending on December 31, 2018	4.30:1.0
The Fiscal Quarter ending on March 31, 2019 and thereafter	4.20:1.0

n.                                      Section 6.2 of the Term Loan Agreement is hereby amended by deleting the table appearing therein and inserting following table in lieu thereof:

Fixed Charge
Fiscal Quarter	Coverage Ratio
The Fiscal Quarter ending on December 31, 2014	0.950:1.0
The Fiscal Quarter ending on March 31, 2015	1.000:1.0

The Fiscal Quarter ending on June 30, 2015	1.015:1.0
The Fiscal Quarter ending on September 31, 2015	1.020:1.0
The Fiscal Quarter ending on December 31, 2015	1.025:1.0
The Fiscal Quarter ending on March 31, 2016	1.025:1.0
The Fiscal Quarter ending on June 30, 2016	1.025:1.0
The Fiscal Quarter ending on September 30, 2016	1.025:1.0
The Fiscal Quarter ending on December 31, 2016	1.025:1.0
The Fiscal Quarter ending on March 31, 2017	1.025:1.0
The Fiscal Quarter ending on June 30, 2017	1.025:1.0
The Fiscal Quarter ending on September 30, 2017	1.025:1.0
The Fiscal Quarter ending on December 31, 2017	0.875:1.0
The Fiscal Quarter ending on March 31, 2018	0.875:1.0
The Fiscal Quarter ending on June 30, 2018	0.925:1.0
The Fiscal Quarter ending on September 30, 2018	1.000:1.0
The Fiscal Quarter ending on December 31, 2018	1.025:1.0
Each Fiscal Quarter ending thereafter	1.050:1.0

o.                                      Section 6.3 of the Term Loan Agreement is hereby amended by deleting the table appearing therein and inserting following table in lieu thereof:

Maximum Consolidated
Fiscal Year Ending	Net Capital Expenditures
December 31, 2014	$120,000,000
December 31, 2015	$75,000,000
December 31, 2016	$137,500,000
December 31, 2017	$137,500,000
December 31, 2018	$95,000,000
December 31, 2019	$215,000,000
December 31, 2020 and each fiscal year thereafter	$100,000,000

p.                                      Section 6.4 of the Term Loan Agreement is hereby amended by deleting the table appearing therein and inserting following table in lieu thereof:

Fiscal Quarter	Adjusted Operating Ratio
The Fiscal Quarter ending on December 31, 2014	98.0%
The Fiscal Quarter ending on March 31, 2015	98.0%
The Fiscal Quarter ending on June 30, 2015	98.0%
The Fiscal Quarter ending on September 31, 2015	98.0%
The Fiscal Quarter ending on December 31, 2015	97.5%
The Fiscal Quarter ending on March 31, 2016	97.5%
The Fiscal Quarter ending on June 30, 2016	97.5%
The Fiscal Quarter ending on September 30, 2016	97.5%

The Fiscal Quarter ending on December 31, 2016	97.0%
The Fiscal Quarter ending on March 31, 2017	97.5%
The Fiscal Quarter ending on June 30, 2017	97.5%
The Fiscal Quarter ending on December 31, 2017	96.0%
The Fiscal Quarter ending on March 31, 2018	96.0%
Each Fiscal Quarter ending thereafter	96.0%

q.                                      The proviso appearing at the end of Section 7.6(a) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“provided, that this clause (a) shall not apply to secured Indebtedness that becomes due as a result of the sale or transfer of, or casualty or condemnation event with respect to, the property or assets securing such Indebtedness if (in the case of a sale or transfer) such sale or transfer is permitted hereunder and such Indebtedness is repaid on or prior to three Business Days after the receipt of proceeds therefrom; provided, further that subject to the applicable subordination provisions of the Management Note, (i) Borrower may pay in cash up to 35% of the interest on the Management Note when due (but without catching up any interest paid in kind); only so long as for the purpose of this clause (i) after giving effect on a Pro Forma Basis to the payment of any such payments, (A) no Default or Event of Default has occurred and is continuing, (B) the Loan Parties are in compliance on a Pro Forma Basis with the covenants set forth in Article VI, recomputed for the most recent Fiscal Quarter for which financial statements have been delivered and (C) the Borrower has pro forma Liquidity of not less than $35,000,000, and (ii) so long as the Adjusted Operating Ratio calculated on a trailing four Fiscal Quarter basis is less than (x) 96% for each of the two most recent consecutive four Fiscal Quarter periods, the Borrower may pay the interest on the Management Notes when due in cash and may make catch-up payments of interest paid in kind (even if previously added to principal) on the Management Note in cash (including any interest paid in kind prior to the Closing Date) and (y) 94% for each of the two most recent consecutive four Fiscal Quarter periods, the Borrower may, following receipt of the Compliance Certificate for the most recent Fiscal Year for which financial statements have been delivered, make cash principal payments on the Management Notes out of the portion of the Excess Cash Flow that it is not required to use to prepay the Term Loans pursuant to Section 2.6; only so long as, for the purpose of this clause (ii) after giving effect on a Pro Forma Basis to the payment of any such payments, (A) no Default or Event of Default has occurred and is continuing, (B) the Loan Parties are in compliance on a Pro Forma Basis with the covenants set forth in Article VI, recomputed for the most recent Fiscal Quarter for which financial statements have been delivered and (C) the Borrower has pro forma Liquidity of not less than $35,000,000.

r.                                         Section 10.1 of the Term Loan Agreement is hereby amended by:

i.                                          Deleting the notice information for each of (I) the Agent, (II) Taboada Rochlin LLP and (III) Bingham McCutchen LLP appearing therein and inserting the following notice information in lieu thereof:

“To the Agent:                                                                                                                Wilmington Trust, National Association

50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Alisha Clendaniel
Facsimile: (302) 636-4117
Email: aclendaniel@wilmingtontrust.com

With a copy (which shall	Perkins Coie LLP
not constitute notice) to:	30 Rockefeller Plaza, 22nd Floor
New York, NY 10112-0015
Attention: Sean Connery
Facsimile: (212) 399-8023
Email: SConnery@perkinscoie.com

With a copy (which shall	Morgan, Lewis & Bockius LLP
not constitute notice) to:	101 Park Avenue
New York, NY 10178-0060
Attention: Rick Eisenbiegler
Telephone: (212) 309-6720
Email: frederick.eisenbiegler@morganlewis.com

and

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110
Attention: Ian M. Wenniger
Telephone: (617) 951-8773
Email: ian.wenniger@morganlewis.com”

s.                                        Schedule 5.1 of the Term Loan Agreement is hereby amended by

i.                                          inserting the following new row above the first row in the table appearing therein:

On the last Business Day of each week for which the prior week’s Average Liquidity was less than $35,000,000

(a)  a 13-Week Forecast, in a form reasonably satisfactory to the Lead Lenders (or if no Lead Lenders, the Required Lenders); and

(b)  a calculation setting forth the Average Liquidity for such week; such calculation to be in a form reasonably satisfactory to the Lead Lenders (or if no Lead Lenders, the Required Lenders).

ii.                                       inserting a footnote after the reference to “$35,000,000” appearing in such new row and inserting the following sentence in the footnote text thereof:

“Notwithstanding anything to the contrary in this Schedule 5.1, the Loan Parties’ obligation to deliver 13-Week Forecasts and calculations of Average

Liquidity pursuant hereto shall terminate and be of no further force and effect (unless such obligation is thereafter triggered pursuant to this Schedule 5.1), upon the Average Liquidity for any week after the date of the Fifth Amendment exceeding $50,000,000.”

2.                                      Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendments set forth in Section 1 above shall not become effective, and the Borrower shall have no rights thereunder, unless and until the Agent and Lead Lenders receive:

a.                                      Reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of counsel to the Lead Lenders and the Agent);

b.                                      Receipt of the amendment fee in respect of this Amendment to the Agent for the pro rata accounts of the Lenders in the amount of $3,863,541.50 payable in cash;

c.                                       Executed counterparts to this Amendment from the Borrower, Holdings, the Agent, and each of the Lenders;

d.                                      Fully executed copy of an amendment to the ABL Facility, dated as of the date hereof, containing terms satisfactory to the Lead Lenders, including, without limitation, an amendment to extend the maturity date of the ABL Facility to a date that is twelve (12) months after the date stated therein prior to such amendment.

e.                                       Fully executed copy of an amendment to the Management Note, dated as of the date hereof (the “Third Amendment to Subordinated Unsecured Promissory Note”), containing terms satisfactory to the Lead Lenders.

f.                                        Fully executed copy of an amendment to the LLC Agreement of Holdings, dated as of the date hereof, containing terms satisfactory to the Lead Lenders, including, without limitation, an amendment to provide for the directors to be appointed pursuant to Section 5.17(d) of the Term Loan Agreement (as amended hereby).

g.                                       All other documents, opinions, or information reasonably requested by the Agent.

3.                                      Representations and Warranties.  To induce the Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Agent that:

a.                                      The execution, delivery and performance by each of the Borrower and Holdings of this Amendment: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party;

b.                                      This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid, and binding obligation of each of the Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other laws affecting creditors’ rights and remedies in general; and

c.                                       Before and after giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement, as the same may be amended or otherwise affected by the amendments contained herein, are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.                                      Effect of Amendment.  All terms of the Term Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower, Holdings, and the other Loan Parties to the Lenders and the Agent.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Term Loan Agreement.

5.                                      Release.  Effective on the date hereof, the Borrower, Holdings, on behalf of themselves and each other Loan Party, hereby waives, releases, remises and forever discharges the Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of the Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower, Holdings or any other Loan Party ever had, or now has against any such Releasee which relates, directly or indirectly to this Amendment, the Term Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Term Loan Agreement or any of the other Loan Documents, except for the duties and obligations of the Releasees set forth in this Amendment, the Term Loan Agreement, or any of the other Loan Documents.

6.                                      Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each of the Borrower and Holdings hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of the Loan Parties enforceable against the Loan Parties, and each of the Borrower and Holdings hereby reaffirms its obligations under the Loan Documents.

7.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

8.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

9.                                      Costs and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3(a) of the Term Loan Agreement.

10.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

11.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

12.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

13.                               Agent Authorization. Each of the undersigned Lenders hereby directs and authorizes the Agent to execute and deliver this Amendment, the Third Amendment to Subordinated Unsecured Promissory Note and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Treasurer, Chief Financial Officer, and Secretary

HOLDINGS:

NEW MOUNTAIN LAKE HOLDINGS, LLC

By:	/s/ Lisa Pate
	Name:	Lisa Pate
	Title:	Manager, President, and Treasurer

Signature Page to Fifth Amendment to Term Loan Agreement

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION as administrative and collateral agent

By:	/s/ Alisha Clendaniel
	Name:	Alisha Clendaniel
	Title:	Banking Officer

Signature Page to Fifth Amendment to Term Loan Agreement

LENDERS:

DARBY CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

DUNLAP FUNDING LLC, as a Lender

By: FS Investment Corporation III, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

JUNIATA RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

HAMILTON STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Term Loan Agreement

LOCUST STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

RACE STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

WISSAHICKON CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

Signature Page to Fifth Amendment to Term Loan Agreement

BENEFIT STREET PARTNERS SMA LM L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III (NON-US) SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

Signature Page to Fifth Amendment to Term Loan Agreement

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, as a Lender

By:	/s/ Jason Strife
Name:	Jason Strife
Title:	Senior Director

Signature Page to Fifth Amendment to Term Loan Agreement

By their signatures below each of the Loan Parties acknowledges and agrees to the terms of this Amendment and, except as expressly provided for in this Amendment, hereby affirms its absolute and unconditional promise to pay the Term Loans and other amounts due under the Term Loan Agreement, as amended hereby, at the times and in the amounts provided for herein.

OTHER LOAN PARTIES:	U. S. XPRESS, INC., a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

U. S. XPRESS LEASING, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

XPRESS AIR, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary

Signature Page to Fifth Amendment to Term Loan Agreement

XPRESS HOLDINGS, INC., a Nevada corporation

By:	/s/ Mindy Walser
Name:	Mindy Walser
Title:	President

ASSOCIATED DEVELOPMENTS, LLC, a Tennessee limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Vice Manager and Secretary

TAL POWER EQUIPMENT #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL POWER EQUIPMENT #2 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fifth Amendment to Term Loan Agreement

TAL REAL ESTATE LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL VAN #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL LOGISTICS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TRANSPORTATION ASSETS LEASING INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fifth Amendment to Term Loan Agreement

TRANSPORTATION INVESTMENTS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fifth Amendment to Term Loan Agreement